UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02297

                    Stratton Mid Cap Value Fund, Inc. (formerly, Stratton Multi-Cap Fund, Inc.)

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

                                 King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

Stratton Mid Cap Value Fund, Inc.

150 South Warner Road, Suite 460

                                King of Prussia, PA 19406-2826

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0888

Date of fiscal year end:   December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report *June 30, 2013*

Stratton
MUTUAL FUNDS

Semi-Annual Report June 30, 2013

Stratton

MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

Winds of change have blown through the global financial markets during the first half of 2013. Through the end of the second quarter, U.S. equities have posted a solid year-to-date total return of approximately +14.1% for the Russell 3000® Index. More remarkable, however, is the stark contrast to the more than 12% decline experienced by emerging markets stocks during this same period. It is our view that this performance difference is due to the deterioration of several key fundamental drivers of the emerging markets. Conversely, U.S. stocks have become a relative beneficiary as the domestic economic landscape has slowly continued to improve.

Other asset classes have also exhibited a notable change in behavior thus far in 2013. Several markets that fared quite well in the macroeconomic environment of the past decade are now showing signs of strain, ranging from fatigue to outright liquidation. For example, as interest rates have increased, U.S. Treasury bonds recorded negative returns through the second quarter. This comes after a roughly 30 year “golden period” for bonds, as interest rates fell steadily to record lows. The more extreme case, however, is the plunge in precious metals such as gold and silver, which have declined 27% and 36%, respectively, over the past six months. We believe that the recent weakness in fixed income instruments and precious metals are part of a larger unwinding of the crowded “safety trade” as the risks of a global liquidity event appear to have receded, the U.S. economy continues to recover, inflation remains relatively dormant, and the U.S. Federal Reserve ponders the end of quantitative easing. Investors have largely flocked to such presumed “defensive” strategies since the onset of the financial crisis.

We find the strong relative performance of domestic equities over the past two years to be very encouraging, especially in the face of more recent weakness elsewhere. For much of the past decade, the emerging markets have been the main drivers of global growth, and this has been reflected in their strong equity returns during this period. Countries such as Brazil, Russia, India, and China (popularly grouped together and referred to as the “BRICs”) have experienced rapid economic expansion since the early 2000s fueled by emerging middle classes, increased globalization, and significant net export growth. More recently, however, higher inflation (mostly in the form of higher wages) and reduced exports, driven by slower overall global growth, have had an increasingly negative impact on the economic prospects for many emerging markets. Unfortunately, many of these countries also continue to have structural problems that were masked during the “boom” times, but are now being exposed, mostly because of their general lack of economic diversity. Brazil, which is currently experiencing widespread social unrest driven by a host of issues, including rapid inflation, rampant corruption, and poor infrastructure, is a prime example of this type of problem.

Meanwhile, back in the U.S., the stock market is performing well and the economy is grinding higher driven by a host of structural advantages that we believe should persist for years to come. A widespread housing recovery, the increasingly likely path to energy independence, low inflation, benign labor costs and an improving deficit are all serving to raise confidence and bolster the outlook for continued employment gains. Some of the dynamics that have been driving global asset prices and market leadership over the better part of the past ten years have broken down, and as a result, the relative outlook for the U.S. economy has improved significantly. The U.S. stock market has shown signs of decoupling from the rest of the world, and this implies that something fundamental has changed. It is our view that we are still in the early innings.

Sincerely yours,

Gerald M. Van Horn, CFA

     Chairman

June 30, 2013

Distributed by Foreside Funds Distributors LLC, Berwyn, PA 19312.

Date of first use, August 2013. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA, President

Effective May 1, 2013, the Stratton Multi-Cap Fund officially became the Stratton Mid Cap Value Fund. As announced in January, this change of name and strategy was implemented to more appropriately reflect the characteristics and securities holdings of the Fund. Within the U.S. equity universe, it is our view that the Mid Cap segment is unique, as it offers an attractive mix of growth and stability. In our view, compared to smaller companies, mid-size companies are more likely to have proven business models and greater financial flexibility, yet in many cases, still have the potential for rapid growth. To reiterate, other than our increased focus on the Mid Cap segment of the U.S. equity market, the Fund’s philosophy, investment process, and primary objective of long-term capital growth, remain the same.

The broad domestic equity market posted solid positive returns during the first half of 2013. This was in marked contrast to weakness elsewhere in the world, most notably, emerging market equities, precious metals and even U.S. Treasuries. The Fund posted a total return, net of fees, of +15.27%. Comparatively, the Russell Midcap® Value Index posted a total return of +16.10%, the Russell 3000® Value Index posted a total return of +15.78%, and the S&P 500® Index posted a total return of +13.82%.

The Fund’s absolute performance during the first six months of 2013 was led by its holdings in the Consumer Discretionary, Health Care, Financial Services, and Producer Durables sectors, as holdings in each of these areas posted total returns greater than +20%, on average. The Fund’s holdings within the Technology sector lagged during the period, primarily due to underperformance by Apple, Inc. and Oracle Corp. These two holdings were eliminated during the first half of 2013 as the Fund transitioned to its new Mid Cap emphasis.

In terms of year-to-date relative performance, compared to the Russell Midcap® Value Index, benefits from positive stock selection were more than offset by negative sector allocation effects. The Fund’s overweight positions in the Energy sector and Materials & Processing sector created a drag on relative performance as these areas of the market trailed during the period, largely in sympathy with softer international economic data. Positively, however, six of nine economic sectors registered positive stock selection effects, with notable outperformance within the Financial Services sector led by Fund holdings SVB Financial Group (2.7%), Ameriprise Financial, Inc. (2.1%), and East West Bancorp, Inc. (2.2%).

The Fund remains positioned for a favorable equity environment as we expect domestic economic data to continue its positive, albeit sub-optimal, trend. Additionally, we continue to expect the U.S. economy to exhibit relative stability versus the rest of the world, helped in large-part by the low inflationary environment. We continue to focus on companies and industries benefitting from domestic secular tailwinds, such as the U.S. housing recovery, the U.S. unconventional energy revolution, and an increasingly competitive U.S. manufacturing sector.

Portfolio holdings are as of 6/30/13. They are subject to change and risk at any time. The Fund invests primarily in stocks of mid cap companies which may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in Real Estate Investment Trusts (“REITs”) which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA, President

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MID CAP VALUE FUND1, THE RUSSELL MIDCAP® VALUE INDEX2,

THE RUSSELL MIDCAP® INDEX3 AND THE RUSSELL 3000® VALUE INDEX4

TEN YEAR PERFORMANCE (6/30/03 - 6/30/13)5

[1]	Formerly Stratton Multi-Cap Fund.
[2]

The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[3]

The Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an index.

[4]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of June 30, 2013) of the investable U.S. equity market. It is not possible to invest directly in an index.

[5]

Effective May 1, 2013, the benchmark of the Fund was changed from the Russell 3000® Value Index to the Russell Midcap® Value Index. The Fund’s broad-based securities market index was changed to provide a more accurate comparison of the Fund’s performance against the returns of an index comprised of securities with similar characteristics to those of the Fund. It is not possible to invest directly in an index.

[6]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

The primary story for REITs thus far in 2013 has been their reaction to rising bond yields. We had believed that sector valuations could withstand a modest rate increase, but the speed with which 10-year U.S. Treasury yields rose - a significant 90 basis points from May 2 through the end of June – caused significant underperformance of the Real Estate sector versus the broader equity markets. Despite these interest rate headwinds, the Stratton Real Estate Fund produced a net return of +5.81% in the first half of 2013, which compares to the +5.79% return of the FTSE NAREIT All Equity REITs Index. For comparison, the broader S&P 500® Index returned +13.82% through June 30.

Within the FTSE NAREIT All Equity REITs Index, Lodging was the top performing property subsector during the first six months of 2013. With the ability to re-price rentals each night, Lodging is the most cyclical property type and its constituents’ stock prices have reflected an improving outlook for the U.S. economy. Additionally, the short duration of hotel leases limits the effect of higher interest rates on valuations relative to other property types. Self Storage, another top performing subsector, also benefitted from an improving domestic economy and short lease duration. Finally, despite performing poorly since interest rates began rising in early May, the Health Care subsector generated above-average returns in the first half of the year.

The Fund’s year-to-date performance relative to the FTSE NAREIT All Equity REITs Index, was helped by stock selection within the Health Care and Diversified subsectors as well as the Fund’s avoidance of Infrastructure REIT American Tower Corp., the 2nd largest stock in the Index. These positive factors were offset by negative stock selection within the Residential subsector in addition to both stock selection and a general overweight of the Retail subsector.

The main changes to the Fund’s property subsector exposure through June of 2013 were an increase in Lodging and Residential holdings and a decrease in Health Care. Notable new purchases in the first six months of the year included Equity Residential (2.3%), Post Properties, Inc. (1.7%), Hersha Hospitality Trust (1.1%), and Rayonier, Inc. (1.6%). Notable sales included the Fund’s eliminations of HCP, Inc, Lexington Realty Trust, and Regency Centers Corp.

Looking ahead, the direction of U.S. interest rates represents the greatest unknown affecting the REIT market today. We take recent Federal Reserve commentary – that quantitative easing will be moderated only as dictated by an improving economy – at face value. Given our expectation for a slow, choppy improvement in U.S. economic data, we would not be surprised to see the Fed “taper” begin later than the September 2013 date commonly discussed in market conversations. Taking a longer-term view, we believe that those REITs with the ability to consistently improve earnings and cash flow at a faster rate than peers will separate themselves from the rest of the REIT universe, regardless of interest rate movements in the near-term. Within that context, we view the recent REIT sell-off as an indiscriminate reaction to rising rates that presents attractive relative values and investment opportunities across the spectrum of subsectors.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

Portfolio holdings are as of 6/30/13. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE S&P 500® INDEX1 AND THE FTSE NAREIT ALL EQUITY REITs INDEX2

TEN YEAR PERFORMANCE (6/30/03 - 6/30/13)

[1]

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole. It is not possible to invest directly in an index.

[2]

The FTSE NAREIT All Equity REITs Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 50% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of June 30, 2013, the FTSE NAREIT All Equity REITs Index was comprised of 136 REITs. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Encouraging domestic economic data outweighed negative overseas headlines as we entered 2013, furthering the shift in risk-taking that sparked the market rally that had begun in mid-November of 2012. As the year progressed it became abundantly clear that the domestic equity market had become the proverbial “nicest house on a bad block”, attracting assets and generating significantly better relative performance. While the U.S. stock market showed signs of weakness in April and June brought about by softer than expected economic data releases, a late second-quarter rally helped end the six-month period on a positive note, with the Russell 2000® Index finishing the period with a return of +15.86%. Growth outperformed Value within the broad Small Cap benchmark as the Russell 2000® Growth Index posted a return of +17.44% compared to the Russell 2000® Value return of +14.39%.

Throughout the first six months of the year, performance among Russell economic sectors was mixed but skewed toward more cyclical areas of the market, as well as toward those companies with greater domestic revenue exposure. Factor performance for the period also reflected the continued trend toward increased risk taking as equities with higher leverage, higher valuation and lower market capitalization outperformed within the broad Russell 2000® Index.

The Stratton Small Cap Value Fund posted a return of +17.37% during the first six months of 2013, outperforming the Russell 2000® Value Index by 298 basis points. Among economic sectors within the portfolio, Health Care, Producer Durables, Financial Services and Energy outperformed while the Utilities and Technology sectors lagged. The greatest contributors to relative outperformance during the period were positive stock selection within the Financial Services, Producer Durables, Materials & Processing, Health Care and Energy sectors.

Positive stock selection within the Financial Services sector was broad-based, led by two of the portfolio’s REIT holdings; Medical Properties Trust, Inc. (1.7%) and SL Green Realty Corp. (1.7%) as well as a number of regional bank holdings within the portfolio including SVB Financial Group (2.0%), MB Financial, Inc. (1.2%) and Glacier Bancorp, Inc. (0.9%). Within the Producer Durables sector, Fund holdings MasTec, Inc. (2.9%), Chicago Bridge & Iron Co. N.V. (2.5%) and EnerSys, Inc. (2.6%) registered strong gains. Positive stock selection within the Materials & Processing sector was also broad-based as holdings PolyOne Corp. (2.2%), Belden, Inc. (2.4%), Silgan Holdings, Inc. (2.0%) and Beacon Roofing Supply, Inc. (1.5%) outperformed their peer group during the period. Both of the portfolio’s Health Care related holdings, PAREXEL International Corp. (2.7%) and West Pharmaceutical Services, Inc. (2.3%) continued their strong performance. Within the Energy sector, E&P holdings Cabot Oil & Gas Corp. (1.9%) and Carrizo Oil & Gas, Inc. (1.2%), as well as energy service provider Superior Energy Services, Inc. (1.0%) outperformed.

Negative stock selection within the Consumer Discretionary sector was the lone drag on relative performance during the six-month period ended June 2013 caused by underperformance of portfolio holdings within the Retail and Leisure industries as well as the portfolio’s underexposure to the Auto/Auto Parts and Media industries.

The Fund’s positioning reflects our optimistic market outlook for the balance of 2013, as the ongoing global easing cycle should combine with continued improvement in the domestic employment and housing markets to provide stimulus to riskier asset classes, such as Small Cap equities. Signs of Emerging

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Market softness have allayed inflation concerns for the time being. As a result, the currently benign inflation environment is also providing a boost to the U.S. economy. We continue to prefer domestically-exposed companies and we believe that the more cyclically-oriented areas of the market will provide leadership going forward.

Portfolio holdings are as of 6/30/13. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (6/30/03 - 6/30/13)

[1]

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of June 30, 2013) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

FUND HIGHLIGHTS June 30, 2013 (unaudited)

Stratton Mid Cap Value Fund*

	June 30, 2013	December 31, 2012
Net Assets	$58,101,829	$52,696,582
Net Asset Value Per Share	$43.19	$37.47
Shares Outstanding	1,345,207	1,406,522

Semi-Annual Portfolio Changes

New Holdings (% of Net Assets)	Eliminated Holdings

Cameron International Corp. (1.4%)	Apple, Inc.
Energizer Holdings, Inc. (2.1%)	Darden Restaurants, Inc.
First Republic Bank/CA (1.9%)	Freeport-McMoRan Copper & Gold, Inc.
Hertz Global Holdings, Inc. (1.6%)	General Electric Co.
NetApp, Inc. (1.3%)	Google, Inc. Class A
PerkinElmer, Inc. (1.6%)	Halliburton Co.
Trinity Industries, Inc. (1.5%)	National Oilwell Varco, Inc.
WESCO International, Inc. (1.4%)	Oracle Corp.

Sector Categories (% of Net Assets)

Energy	13.1%	Technology	6.9%	Construction	2.0%
Health Care	11.6%	Consumer Staples	3.8%	Chemicals	1.8%
Banking/Financial	11.2%	Basic Materials	3.1%	Aerospace/Defense	1.7%
Industrial	11.1%	Utilities	2.7%	Consumer Services	1.6%
Retailing	11.0%	Insurance/Services	2.5%
REITs	9.1%	Transportation	2.4%

Ten Largest Holdings**

	Market Value	% of NA
SVB Financial Group	$1,583,080	2.7%
Actavis, Inc.	1,514,640	2.6
Fiserv, Inc.	1,485,970	2.6
Torchmark Corp.	1,433,080	2.5
Chicago Bridge & Iron Co. N.V.	1,431,840	2.5
Phillips 66	1,413,840	2.4
Ensco PLC Class A	1,394,880	2.4
Affiliated Managers Group, Inc.	1,393,490	2.4
Union Pacific Corp.	1,388,520	2.4
VF Corp.	1,351,420	2.3
	$14,390,760	24.8%

    *Formerly Stratton Multi-Cap Fund.

  **Excludes short-term holdings.

  Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS June 30, 2013 (unaudited)

Stratton Real Estate Fund

	June 30, 2013	December 31, 2012
Net Assets	$87,468,046	$84,080,799
Net Asset Value Per Share	$31.56	$29.98
Shares Outstanding	2,771,739	2,804,633

Semi-Annual Portfolio Changes

New Holdings (% of Net Assets)	Eliminated Holdings

Ashford Hospitality Trust, Inc. (1.0%)	HCP, Inc.
Equity Residential (2.3%)	Lexington Realty Trust
Hersha Hospitality Trust (1.1%)	Regency Centers Corp.
Post Properties, Inc. (1.7%)
Rayonier, Inc. (1.6%)
Ryman Hospitality Properties, Inc. (0.9%)

Sector Categories (% of Net Assets)

Apartments	16.6%	Industrial	4.8%
Regional Malls	16.6%	Storage	4.6%
Health Care	12.6%	Net Lease	4.2%
Shopping Centers	10.8%	Diversified	4.1%
Lodging	10.5%	Timber	1.6%
Office	8.7%

Ten Largest Holdings*

	Market Value	% of NA
Simon Property Group, Inc.	$4,857,145	5.6%
Ventas, Inc.	2,778,400	3.2%
Health Care REIT, Inc.	2,681,200	3.1%
SL Green Realty Corp.	2,645,700	3.0%
Kimco Realty Corp.	2,357,300	2.7%
UDR, Inc.	2,294,100	2.6%
Medical Properties Trust, Inc.	2,291,200	2.6%
The Macerich Co.	2,255,890	2.6%
EastGroup Properties, Inc.	2,250,800	2.6%
RLJ Lodging Trust	2,249,000	2.6%
	$26,660,735	30.6%

  *Excludes short-term holdings.

  Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS June 30, 2013 (unaudited)

Stratton Small Cap Value Fund

	June 30, 2013	December 31, 2012
Net Assets	$981,133,733	$829,724,605
Net Asset Value Per Share	$63.85	$55.38
Shares Outstanding	15,366,329	14,983,206

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

Bonanza Creek Energy, Inc. (1.1%)	Cascade Corp.
NetScout Systems, Inc. (1.0%)	First Niagara Financial Group, Inc.
Jos. A. Bank Clothiers, Inc.
Northern Oil and Gas, Inc.
Ralcorp Holdings, Inc.
Ventas, Inc.

Sector Categories (% of Net Assets)

Banking/Financial	16.1%
Industrial	14.0%
Technology	12.1%
Retailing	7.1%
REITs	6.2%
Utilities	6.1%

Energy	6.1%
Basic Materials	5.2%
Health Care	4.9%
Consumer Staples	3.8%
Business Services	2.6%
Capital Goods	2.4%

Consumer Durable	2.2%
Aerospace/Defense	1.9%
Construction	1.6%
Insurance/Services	1.2%

Ten Largest Holdings*

	Market Value	% of NA
MasTec, Inc.	$28,129,500	2.9%
PAREXEL International Corp.	26,185,800	2.7%
EnerSys, Inc.	25,476,280	2.6%
Chicago Bridge & Iron Co. N.V.	24,466,566	2.4%
Belden, Inc.	23,197,478	2.4%
United Rentals, Inc.	22,566,357	2.3%
Affiliated Managers Group, Inc.	22,213,870	2.3%
West Pharmaceutical Services, Inc.	22,209,186	2.2%
Jarden Corp.	21,656,250	2.2%
PolyOne Corp.	21,583,380	2.2%
	$237,684,667	24.2%

*Excludes short-term holdings.

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS June 30, 2013 (unaudited)

Stratton Mid Cap Value Fund*

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.6%
Aerospace/Defense – 1.7%
Moog, Inc. Class A†	19,000	$979,070

Banking/Financial – 11.2%
Affiliated Managers Group, Inc.†	8,500	1,393,490
Ameriprise Financial, Inc.	15,000	1,213,200
East West Bancorp, Inc.	46,000	1,265,000
First Republic Bank/CA	28,000	1,077,440
SVB Financial Group†	19,000	1,583,080

		6,532,210

Basic Materials – 3.1%
Agrium, Inc.	10,700	930,472
CF Industries Holdings, Inc.	5,100	874,650

		1,805,122

Chemicals – 1.8%
Westlake Chemical Corp.	11,000	1,060,510

Construction – 2.0%
Beacon Roofing Supply, Inc.†	31,000	1,174,280

Consumer Services – 1.6%
Hertz Global Holdings, Inc.†	38,000	942,400

Consumer Staples – 3.8%
Casey’s General Stores, Inc.	17,000	1,022,720
Energizer Holdings, Inc.	12,000	1,206,120

		2,228,840

Energy – 13.1%
Cabot Oil & Gas Corp.	16,000	1,136,320
Cameron International Corp.†	13,000	795,080
Continental Resources, Inc.†	14,000	1,204,840
Ensco PLC Class A	24,000	1,394,880
Kodiak Oil & Gas Corp.†	76,000	675,640
Phillips 66	24,000	1,413,840
Superior Energy Services, Inc.†	37,000	959,780

		7,580,380

Health Care – 11.6%
Actavis, Inc.†	12,000	1,514,640
Becton, Dickinson & Co.	7,000	691,810
Mylan, Inc.†	39,000	1,210,170
PerkinElmer, Inc.	29,000	942,500
Thermo Fisher Scientific, Inc.	14,000	1,184,820
Zimmer Holdings, Inc.	16,000	1,199,040

		6,742,980

	Number of Shares	Market Value (Note 1)
Industrial – 11.1%
Actuant Corp. Class A	28,000	$923,160
Chicago Bridge & Iron Co. N.V.	24,000	1,431,840
MasTec, Inc.†	40,000	1,316,000
Trinity Industries, Inc.	23,000	884,120
United Rentals, Inc.†	22,000	1,098,020
WESCO International, Inc.†	12,000	815,520

		6,468,660

Insurance/Services – 2.5%
Torchmark Corp.	22,000	1,433,080

REITs – 9.1%
EastGroup Properties, Inc.	18,000	1,012,860
Highwoods Properties, Inc.	33,000	1,175,130
Kimco Realty Corp.	55,000	1,178,650
Medical Properties Trust, Inc.	68,000	973,760
RLJ Lodging Trust	41,900	942,331

		5,282,731

Retailing – 11.0%
ANN, Inc.†	31,000	1,029,200
Bed Bath & Beyond, Inc.†	18,000	1,276,200
Cabela’s, Inc.†	15,000	971,400
CVS Caremark Corp.	10,000	571,800
Macy’s, Inc.	25,000	1,200,000
VF Corp.	7,000	1,351,420

		6,400,020

Technology – 6.9%
Fiserv, Inc.†	17,000	1,485,970
NetApp, Inc.†	20,000	755,600
ON Semiconductor Corp.†	84,000	678,720
PTC, Inc.†	45,000	1,103,850

		4,024,140

Transportation – 2.4%
Union Pacific Corp.	9,000	1,388,520

Utilities – 2.7%
Energen Corp.	8,000	418,080
Southwest Gas Corp.	24,000	1,122,960

		1,541,040

Total Common Stocks (Cost $43,923,808)		55,583,983

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2013 (unaudited) (continued)

Stratton Mid Cap Value Fund*

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 4.5%
BNY Mellon Cash Reserve 0.01%, due 07/01/13	$2,600,924	$2,600,924

Total Short-Term Investments (Cost $2,600,924)		2,600,924

Total Investments — 100.1% (Cost $46,524,732**)		58,184,907
Liabilities in Excess of Other Assets — (0.1%)		(83,078)

NET ASSETS — 100.0%		$58,101,829

REIT – Real Estate Investment Trust

*	Formerly Stratton Multi-Cap Fund
†	Non-income producing security
**	Aggregate cost is $46,524,732 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$12,415,230
Gross unrealized depreciation	(755,055)

Net unrealized appreciation	$11,660,175

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2013 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.1%
Apartments – 16.6%
American Campus Communities, Inc.	45,000	$1,829,700
AvalonBay Communities, Inc.	10,000	1,349,100
Camden Property Trust	30,000	2,074,200
Education Realty Trust, Inc.	150,000	1,534,500
Equity Residential	35,000	2,032,100
Home Properties, Inc.	30,000	1,961,100
Post Properties, Inc.	30,000	1,484,700
UDR, Inc.	90,000	2,294,100

		14,559,500

Diversified – 4.1%
Digital Realty Trust, Inc.	30,000	1,830,000
DuPont Fabros Technology, Inc.	72,000	1,738,800

		3,568,800

Health Care – 12.6%
Health Care REIT, Inc.	40,000	2,681,200
Healthcare Realty Trust, Inc.	55,000	1,402,500
Medical Properties Trust, Inc.	160,000	2,291,200
Omega Healthcare Investors, Inc.	50,000	1,551,000
Universal Health Realty Income Trust	8,000	345,040
Ventas, Inc.	40,000	2,778,400

		11,049,340

Industrial – 4.8%
EastGroup Properties, Inc.	40,000	2,250,800
First Industrial Realty Trust, Inc.	130,000	1,972,100

		4,222,900

Lodging – 10.5%
Ashford Hospitality Trust, Inc.	75,000	858,750
Hersha Hospitality Trust	175,000	987,000
LaSalle Hotel Properties	45,000	1,111,500
Marriott International, Inc. Class A	40,000	1,614,800
RLJ Lodging Trust	100,000	2,249,000
Ryman Hospitality Properties, Inc.	20,000	780,200
Sunstone Hotel Investors, Inc.†	131,414	1,587,481

		9,188,731

	Number of Shares	Market Value (Note 1)
Net Lease – 4.2%
National Retail Properties, Inc.	50,000	$1,720,000
WP Carey, Inc.	30,000	1,985,100

		3,705,100

Office – 8.7%
Alexandria Real Estate Equities, Inc.	30,000	1,971,600
Brandywine Realty Trust	90,000	1,216,800
Highwoods Properties, Inc.	50,000	1,780,500
SL Green Realty Corp.	30,000	2,645,700

		7,614,600

Regional Malls – 16.6%
General Growth Properties, Inc.	95,000	1,887,650
Glimcher Realty Trust	185,000	2,020,200
The Macerich Co.	37,000	2,255,890
Simon Property Group, Inc.	30,757	4,857,145
Tanger Factory Outlet Centers, Inc.	60,000	2,007,600
Taubman Centers, Inc.	20,000	1,503,000

		14,531,485

Shopping Centers – 10.8%
Acadia Realty Trust	87,500	2,160,375
DDR Corp.	126,264	2,102,296
Equity One, Inc.	50,000	1,131,500
Federal Realty Investment Trust	16,000	1,658,880
Kimco Realty Corp.	110,000	2,357,300

		9,410,351

Storage – 4.6%
CubeSmart.	140,000	2,237,200
Sovran Self Storage, Inc.	27,000	1,749,330

		3,986,530

Timber – 1.6%
Rayonier, Inc.	25,000	1,384,750

Total Common Stocks (Cost $65,864,052)		83,222,087

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2013 (unaudited) (continued)

Stratton Real Estate Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 5.5%
BNY Mellon Cash Reserve 0.01%, due 07/01/13	$4,814,248	$4,814,248

Total Short-Term Investments (Cost $4,814,248)		4,814,248

Total Investments — 100.6% (Cost $70,678,300*)		88,036,335
Liabilities in Excess of Other Assets — (0.6%)		(568,289)

NET ASSETS — 100.0%		$87,468,046

†	Non-income producing security
*	Aggregate cost is $70,678,300 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$20,548,351
Gross unrealized depreciation	(3,190,316)

Net unrealized appreciation	$17,358,035

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2013 (unaudited)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 93.5%
Aerospace/Defense – 1.9%
Moog, Inc. Class A†	361,925	$18,649,995

Banking/Financial – 16.1%
Affiliated Managers Group, Inc.†	135,500	22,213,870
Community Bank System, Inc.	330,000	10,180,500
First Midwest Bancorp, Inc.	270,000	3,704,400
Glacier Bancorp, Inc.	380,000	8,432,200
IBERIABANK Corp.	167,600	8,985,036
MB Financial, Inc.	426,600	11,432,880
Northwest Bancshares, Inc.	923,221	12,472,716
Signature Bank†	235,000	19,509,700
SVB Financial Group†	239,000	19,913,480
Umpqua Holdings Corp.	713,741	10,713,252
United Bankshares, Inc.	351,000	9,283,950
Webster Financial Corp.	410,600	10,544,208
Wintrust Financial Corp.	280,000	10,718,400

		158,104,592

Basic Materials – 5.2%
Compass Minerals International, Inc.	113,000	9,551,890
PolyOne Corp.	871,000	21,583,380
Silgan Holdings, Inc.	418,000	19,629,280

		50,764,550

Business Services – 2.6%
Arbitron, Inc.	295,148	13,709,624
Cardtronics, Inc.†	426,575	11,773,470

		25,483,094

Capital Goods – 2.4%
Oshkosh Corp.†	362,000	13,745,140
Titan International, Inc.	565,000	9,531,550

		23,276,690

Construction – 1.6%
Beacon Roofing Supply, Inc.†	400,000	15,152,000

Consumer Durable – 2.2%
Jarden Corp.†	495,000	21,656,250

Consumer Staples – 3.8%
Casey’s General Stores, Inc.	307,300	18,487,168
Harris Teeter Supermarkets, Inc.	401,500	18,814,290

		37,301,458

Energy – 6.1%
Bonanza Creek Energy, Inc.	293,400	10,403,964
Cabot Oil & Gas Corp.	259,800	18,450,996
Carrizo Oil & Gas, Inc.†	404,000	11,445,320
Kodiak Oil & Gas Corp.†	1,086,000	9,654,540

	Number of Shares	Market Value (Note 1)
Energy – continued
Superior Energy Services, Inc.†	376,678	$9,771,027

		59,725,847

Health Care – 4.9%
PAREXEL International Corp.†	570,000	26,185,800
West Pharmaceutical Services, Inc.	316,100	22,209,186

		48,394,986

Industrial – 14.0%
Actuant Corp. Class A	495,000	16,320,150
Chicago Bridge & Iron Co. N.V.	410,100	24,466,566
Crane Co.	338,150	20,261,948
EnerSys, Inc.	519,500	25,476,280
MasTec, Inc.†	855,000	28,129,500
United Rentals, Inc.†	452,141	22,566,357

		137,220,801

Insurance/Services – 1.2%
Selective Insurance Group, Inc.	505,200	11,629,704

REITs – 6.2%
Highwoods Properties, Inc.	382,264	13,612,421
Home Properties, Inc.	212,700	13,904,199
Medical Properties Trust, Inc.	1,187,000	16,997,840
SL Green Realty Corp.	188,000	16,579,720

		61,094,180

Retailing – 7.1%
Aaron’s, Inc.†	449,250	12,583,493
ANN, Inc.†	378,498	12,566,134
Brinker International, Inc.	395,000	15,574,850
Cabela’s, Inc.†	320,439	20,751,630
The Jones Group, Inc.	625,000	8,593,750

		70,069,857

Technology – 12.1%
Anixter International, Inc.†	261,700	19,839,477
Belden, Inc.	464,600	23,197,478
CACI International, Inc. Class A†	191,000	12,126,590
NetScout Systems, Inc.†	400,000	9,336,000
ON Semiconductor Corp.†	1,490,800	12,045,664
PTC, Inc.†	715,000	17,538,950
RF Micro Devices, Inc.†	1,797,000	9,613,950
Solera Holdings, Inc.	270,000	15,025,500

		118,723,609

Utilities – 6.1%
Avista Corp.	455,986	12,320,742
El Paso Electric Co.	386,281	13,639,582

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2013 (unaudited) (continued)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – continued
Portland General Electric Co.	363,500	$11,119,465
Southwest Gas Corp.	276,110	12,919,187
UNS Energy Corp.	225,300	10,077,669

		60,076,645

Total Common Stocks (Cost $548,006,951)		917,324,258

	Principal Amount
SHORT-TERM INVESTMENTS – 6.6%
BNY Mellon Cash Reserve 0.01%, due 07/01/13	$65,081,456	65,081,456

Total Short-Term Investments (Cost $65,081,456)		65,081,456

Total Investments — 100.1% (Cost $613,088,407*)		982,405,714
Liabilities in Excess of Other Assets — (0.1%)		(1,271,981)

NET ASSETS — 100.0%		$981,133,733

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $613,088,407 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$373,360,193
Gross unrealized depreciation	(4,042,886)

Net unrealized appreciation	$369,317,307

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013 (unaudited)

	Mid Cap Value Fund*	Real Estate Fund	Small Cap Value Fund
ASSETS:
Investments in securities at value (cost $46,524,732, $70,678,300 and $613,088,407, respectively) (Note 1)	$58,184,907	$88,036,335	$982,405,714
Dividends and interest receivable	44,529	281,197	948,668
Receivable for shares sold	—	3,844	1,736,288
Prepaid expenses	15,625	18,089	31,662

Total Assets	58,245,061	88,339,465	985,122,332

LIABILITIES:
Payable for shares redeemed	64,408	19,604	2,871,330
Payable for investment securities purchased	—	750,852	—
Accrued Advisory fees	35,974	45,039	726,301
Accrued Audit fees	13,518	16,279	20,881
Accrued Accounting/Administration services fees	13,683	13,723	98,901
Accrued Transfer Agent fees	7,169	12,010	76,628
Accrued Printing and Postage expenses	4,350	7,798	150,649
Accrued expenses and other liabilities	4,130	6,114	43,909

Total Liabilities	143,232	871,419	3,988,599

NET ASSETS:
Applicable to 1,345,207; 2,771,739 and 15,366,329 shares outstanding, respectively[1]	$58,101,829	$87,468,046	$981,133,733

Net asset value, offering and redemption price per share[2]	$43.19	$31.56	$63.85

SOURCE OF NET ASSETS:
Paid-in capital	$59,937,602	$65,744,835	$588,468,044
Undistributed net investment income (loss)	(19,062)	789,132	(867,429)
Accumulated net realized gain (loss) on investments	(13,476,886)	3,576,044	24,215,811
Net unrealized appreciation on investments	11,660,175	17,358,035	369,317,307

Net Assets	$58,101,829	$87,468,046	$981,133,733

*	Formerly Stratton Multi-Cap Fund

[1]

Mid Cap Value Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.

[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2013 (unaudited)

	Mid Cap Value Fund*	Real Estate Fund	Small Cap Value Fund
INCOME:
Dividends	$312,182	$1,441,412	$4,455,343
Interest	658	712	10,082

Total Income	312,840	1,442,124	4,465,425

EXPENSES:
Advisory fees (Note 2)	212,625	277,827	4,168,102
Accounting/Administration services fees	41,125	41,180	283,273
Audit fees	13,518	16,279	20,882
Custodian fees	5,347	7,305	48,788
Directors’ fees	3,236	5,041	51,950
Legal fees	1,786	2,726	28,350
Miscellaneous expenses	3,580	5,060	41,848
Printing and Postage expenses	4,076	6,357	107,845
Registration fees	12,640	12,779	18,898
Taxes other than income taxes	2,222	3,376	33,544
Transfer Agent fees	31,747	52,096	529,374

Total Expenses	331,902	430,026	5,332,854

Net Investment Income (Loss)	(19,062)	1,012,098	(867,429)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,687,093	1,946,445	24,215,812
Net increase in unrealized appreciation/depreciation on investments	5,285,736	1,825,056	121,046,256

Net Realized and Unrealized Gain on Investments	7,972,829	3,771,501	145,262,068

Net Increase in Net Assets Resulting From Operations	$7,953,767	$4,783,599	$144,394,639

*	Formerly Stratton Multi-Cap Fund

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Value Fund*		Real Estate Fund
	6 Months Ended 6/30/13**	Year Ended 12/31/12	6 Months Ended 6/30/13**	Year Ended 12/31/12
OPERATIONS:
Net investment income (loss)	$(19,062)	$287,815	$1,012,098	$1,219,431
Net realized gain (loss) on investments	2,687,093	(188,100)	1,946,445	5,172,719
Net increase in unrealized appreciation/depreciation on investments	5,285,736	7,534,632	1,825,056	7,539,622

Net Increase in Net Assets Resulting From Operations	7,953,767	7,634,347	4,783,599	13,931,772

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00, $0.21, $0.15 and $0.38 per share, respectively)	—	(290,327)	(421,306)	(1,031,699)
From realized gains on investments ($0.00, $0.00, $0.00 and $1.56 per share, respectively)	—	—	—	(4,233,112)

Total Distributions	—	(290,327)	(421,306)	(5,264,811)

CAPITAL SHARE TRANSACTIONS[1]	(2,548,531)	(7,021,913)	(976,070)	(2,909,265)

REDEMPTION FEES	11	187	1,024	2,258

Total Increase in Net Assets.	5,405,247	322,294	3,387,247	5,759,954
NET ASSETS:
Beginning of period	52,696,582	52,374,288	84,080,799	78,320,845

End of period (including undistributed net investment income (loss) of $(19,062), $0, $789,132 and $198,340, respectively)	$58,101,829	$52,696,582	$87,468,046	$84,080,799

	Small Cap Value Fund
	6 Months Ended 6/30/13**	Year Ended 12/31/12
OPERATIONS:
Net investment income (loss)	$(867,429)	$1,013,098
Net realized gain on investments	24,215,812	36,798,663
Net increase in unrealized appreciation/depreciation on investments	121,046,256	75,698,413

Net Increase in Net Assets Resulting From Operations	144,394,639	113,510,174

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.08 per share, respectively)	—	(1,232,308)
From realized gains on investments ($1.12 and $1.79 per share, respectively)	(17,009,175)	(26,576,675)

Total Distributions	(17,009,175)	(27,808,983)

CAPITAL SHARE TRANSACTIONS[1]	23,988,645	(27,655,824)

REDEMPTION FEES	35,019	33,080

Total Increase in Net Assets.	151,409,128	58,078,447
NET ASSETS:
Beginning of Period	829,724,605	771,646,158

End of period (including undistributed net investment loss of $(867,429) and $0, respectively)	$981,133,733	$829,724,605

*	Formerly Stratton Multi-Cap Fund

**	Unaudited

[1]	A summary of capital share transactions is on the following page.

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Mid Cap Value Fund*
	6 Months Ended 6/30/13**		Year Ended 12/31/12
	Shares	Value	Shares	Value
Shares issued	16,256	$658,037	16,585	$592,993
Shares reinvested from net investment income distributions	—	—	6,532	240,652

	16,256	658,037	23,117	833,645
Shares redeemed	(77,571)	(3,206,568)	(220,610)	(7,855,558)

Net Decrease	(61,315)	$(2,548,531)	(197,493)	$(7,021,913)

	Real Estate Fund
	6 Months Ended 6/30/13**		Year Ended 12/31/12
	Shares	Value	Shares	Value
Shares issued	106,658	$3,561,826	182,696	$5,483,348
Shares reinvested from net investment income and capital gains distributions	10,697	322,304	146,735	4,269,444

	117,355	3,884,130	329,431	9,752,792
Shares redeemed	(150,249)	(4,860,200)	(427,397)	(12,662,057)

Net Decrease	(32,894)	$(976,070)	(97,966)	$(2,909,265)

	Small Cap Value Fund
	6 Months Ended 6/30/13**		Year Ended 12/31/12
	Shares	Value	Shares	Value
Shares issued	1,666,941	$103,353,770	2,370,529	$126,816,890
Shares reinvested from net investment income and capital gains distributions	250,611	15,557,915	467,649	25,140,788

	1,917,552	118,911,685	2,838,178	151,957,678
Shares redeemed	(1,534,429)	(94,923,040)	(3,351,803)	(179,613,502)

Net Increase (Decrease)	383,123	$23,988,645	(513,625)	$(27,655,824)

*	Formerly Stratton Multi-Cap Fund

**	Unaudited

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Mid Cap Value Fund, Inc. (“Mid Cap Value Fund”) (formerly known as Stratton Multi-Cap Fund), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small Cap Value Fund (“Small Cap Value Fund”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Mid Cap Value Fund is to seek long-term growth of capital, with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is to seek total return through investment in real estate securities.

The objective of Small Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Advisor, subject to the oversight of the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013 (unaudited)

The summary of inputs used to value each Fund’s net assets as of June 30, 2013 is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Level 1 - Quoted prices *	$58,184,907	$88,036,335	$982,405,714
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$58,184,907	$88,036,335	$982,405,714

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the six months ended June 30, 2013, the Funds did not recognize any transfers to/from Level 1 or 2.

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2012, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013 (unaudited)

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital or capital gains.

I. Redemption/Exchange Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the six months ended June 30, 2013, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Mid Cap Value Fund – $212,625; Real Estate Fund – $277,827; Small Cap Value Fund – $4,168,102. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor receive no direct compensation from the Funds for services to them. Each Director who is not an officer or Director of the Advisor receives $3,000 for each meeting attended and an annual retainer of $9,000.

The Bank of New York Mellon serves as the Funds’ custodian. Foreside Funds Distributors LLC serves as the Funds’ principal underwriter for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013 (unaudited)

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2013 were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Cost of purchases	$9,224,201	$8,835,698	$24,087,467
Proceeds of sales	$11,497,241	$10,526,160	$72,509,611

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2012 was as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Distributions paid from:
Ordinary income	$290,327	$1,031,699	$1,022,857
Long-term capital gain	—	4,233,112	26,786,126

	290,327	5,264,811	27,808,983
Return of capital	—	—	—

Total Distributions	$290,327	$5,264,811	$27,808,983

The tax character of distributions paid during the year ending December 31, 2013, will be reported in the Funds’ December 31, 2013 Annual Report.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Undistributed net investment income	$—	$202,133	$—
Undistributed realized capital gains	—	1,742,238	17,009,174
Capital loss carryforward	(16,163,979)	—	—
Unrealized appreciation (depreciation)	6,374,439	15,416,547	248,271,051

Total Accumulated Earnings	$(9,789,540)	$17,360,918	$265,280,225

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and qualified late-year losses.

As of December 31, 2012, Mid Cap Value Fund had pre-enactment net capital loss carryforwards for federal income tax purposes of $10,083,397 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Mid Cap Value Fund also had a long-term capital loss carryforward of $316,372 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration described previously. Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013 (unaudited)

Under the Act, any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds had no deferred qualified late-year losses for the year ending December 31, 2012.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2012, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Decrease paid-in capital	$(2,512)	$—	$—
Increase undistributed net investment income	$2,512	$—	$219,210
Decrease accumulated net realized gain (loss)	$—	$—	$(219,210)

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Mid Cap Value Fund*

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/13**	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$37.47	$32.65	$37.20	$33.13	$26.70	$44.64

Income From Investment Operations
Net investment income (loss)	(0.01)[1]	0.19 [1]	0.13 [1]	0.11 [1]	0.17	0.11
Redemption fees	— [2]	— [2]	— [2]	— [2]	— [2]	0.09
Net gains (losses) on securities (both realized and unrealized)	5.73	4.84	(4.53)	4.07	6.46	(16.85)

Total From Investment Operations	5.72	5.03	(4.40)	4.18	6.63	(16.65)

Less Distributions
Dividends (from net investment income)	—	(0.21)	(0.15)	(0.11)	(0.17)	(0.19)
Distributions (from capital gains)	—	—	—	—	—	(1.07)
Distributions (in excess of net investment income)	—	—	—	—	(0.03)	—
Distributions (in excess of capital gains)	—	—	—	—	—	(0.03)

Total Distributions	—	(0.21)	(0.15)	(0.11)	(0.20)	(1.29)

Net Asset Value, End of Period	$43.19	$37.47	$32.65	$37.20	$33.13	$26.70

Total Return	15.27%[3]	15.40%	(11.84%)	12.64%	24.84%	(38.32%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$58,102	$52,697	$52,374	$70,826	$73,020	$74,765
Ratio of expenses to average net assets	1.17%[4]	1.21%	1.18%	1.14%	1.19%	1.07%
Ratio of net investment income to average net assets	(0.07%)[4]	0.54%	0.36%	0.34%	0.54%	0.35%
Portfolio turnover rate	17.15%[3]	63.11%	33.56%	30.74%	30.91%	70.49%

*	Formerly Stratton Multi-Cap Fund
**	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/13*	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.98	$26.98	$26.49	$21.87	$17.19	$28.57

Income From Investment Operations
Net investment income	0.37 [1]	0.44 [1]	0.41 [1]	0.46 [1]	0.59	0.97
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.01	— [2]
Net gains (losses) on securities (both realized and unrealized)	1.36	4.50	0.99	4.46	4.83	(8.57)

Total From Investment Operations	1.73	4.94	1.40	4.92	5.43	(7.60)

Less Distributions
Dividends (from net investment income)	(0.15)	(0.38)	(0.60)	(0.30)	(0.59)	(0.97)
Distributions (from capital gains)	—	(1.56)	(0.31)	—	—	(2.79)
Return of capital	—	—	—	—	(0.16)	(0.02)

Total Distributions	(0.15)	(1.94)	(0.91)	(0.30)	(0.75)	(3.78)

Net Asset Value, End of Period	$31.56	$29.98	$26.98	$26.49	$21.87	$17.19

Total Return	5.81%[3]	18.61%	5.35%	22.60%	33.90%	(30.34%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$87,468	$84,081	$78,321	$78,189	$74,307	$68,060
Ratio of expenses to average net assets	0.97%[4]	1.01%	1.03%	1.04%	1.13%	1.00%
Ratio of net investment income to average net assets	2.28%[4]	1.47%	1.53%	1.92%	3.61%	3.64%
Portfolio turnover rate	10.37%[3]	27.62%	14.66%	7.16%	19.08%	17.54%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/13*	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$55.38	$49.79	$49.62	$40.37	$34.25	$46.14

Income From Investment Operations
Net investment income (loss)	(0.06)[1]	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.04)	(0.05)
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	9.65	7.39	0.23	9.29	6.15	(11.85)

Total From Investment Operations	9.59	7.46	0.17	9.25	6.12	(11.89)

Less Distributions
Dividends (from net investment income)	—	(0.08)	—	—	—	—
Distributions (from capital gains)	(1.12)	(1.79)	—	—	—	—

Total Distributions	(1.12)	(1.87)	—	—	—	—

Net Asset Value, End of Period	$63.85	$55.38	$49.79	$49.62	$40.37	$34.25

Total Return	17.37%[3]	15.10%	0.34%	22.91%	17.87%	(25.77%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$981,134	$829,725	$771,646	$855,494	$855,576	$664,594
Ratio of expenses to average net assets	1.15%[4]	1.19%	1.20%	1.22%	1.28%	1.22%
Ratio of net investment income (loss) to average net assets	(0.19%)[4]	0.12%	(0.11%)	(0.10%)	(0.12%)	(0.12%)
Portfolio turnover rate	2.73%[3]	11.02%	15.58%	6.47%	23.53%	26.14%

  *     Unaudited

  1     Calculated based on the average number of shares outstanding during the period.

  2     Amount represents less than $0.01 per share.

  3     Not Annualized

  4     Annualized

See accompanying Notes to Financial Statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Mid Cap Value Fund

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Six Month Period Ending 6/30/13*
Actual	$1,000.00	$1,152.70	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86
*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Six Month Period Ending 6/30/13*
Actual	$1,000.00	$1,058.10	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86
*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Value Fund

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Six Month Period Ending 6/30/13*
Actual	$1,000.00	$1,173.70	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76
*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Existing Investment Advisory Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting (the “Meeting”) held on April 30, 2013.

In advance of the Meeting, the Directors received various materials from the Advisor and others. The materials provided to the Directors, included, among other things, (i) a memorandum prepared by the law firm of Drinker Biddle & Reath LLP, outlining the Directors’ duties and the applicable legal standards for the consideration of the renewal of the Advisory Agreements; (ii) a report prepared by Lipper, an independent company, which included comparative performance and expense information for the Funds and other investment companies with similar portfolio characteristics (“Lipper Report”); (iii) a report from the Advisor which outlined the services that the Advisor performs (and proposes to continue to perform) for the Funds, as well as information on certain Advisor personnel; (iv) information on brokerage commission, soft dollar relationships and other statistics for the Funds; and (v) current Advisory Agreements.

Prior to voting, the Directors reviewed the materials with management and counsel. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors reviewed and discussed various factors, the information provided by the Advisor at the Meeting and at other times throughout the year, and other relevant information including, but not limited to, the following:

The nature, extent, and quality of the services to be provided by the Advisor

The Directors noted that the Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain BNY Mellon Investment Servicing (US) Inc. to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the officers of the Funds who are employees of the Advisor.

The Directors noted that the scope of services provided under the Advisory Agreements continues to expand as a result of regulatory and other developments. The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The Directors reviewed the backgrounds of the Advisor’s key personnel, which were included in the Meeting materials. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the other service providers for the Funds, was also considered.

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

The Directors concluded that the Advisor has the quality and depth of personnel and investment methods essential to perform its duties under the Advisory Agreements and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Advisor’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by Lipper, an independent third party, over annualized one-, two-, three-, four-, five- and ten-year periods ended at March 31, 2013. Based upon their review, the Directors concluded that the investment performance of the Funds was historically positive. With regard to its peers and category universe in the Lipper Report, the Small Cap Value Fund’s performance was favorable, especially over the one-, two-, three- and ten-year periods. With regard to its peers and category universe in the Lipper Report, the Real Estate Fund’s investment performance was favorable, especially over the one-, two- and five-year periods. With regard to its peers and category universe in the Lipper Report, the Mid Cap Value Fund’s performance lagged in all but the one-year period. However, it was noted that the Mid Cap Value Fund was classified by Lipper as a large-cap core fund last year, but is currently classified as a mid-cap core fund to match the Fund’s change in strategy which was effective May 1, 2013. The Directors also considered the absolute and relative performance for both the Mid Cap Value Fund and the Real Estate Fund for several periods over the past year, such information having been provided to the Directors at the Meeting. The Directors noted that, in addition to the information received for the Meeting, they also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of the Advisor as there were no accounts that the Directors believed to be similar enough to be relevant.

The costs of the services provided by the Advisor and the profits expected to be realized by the Advisor and its affiliates from their relationship with the Funds

The Directors considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered that the Advisor’s relationship with the Funds is one of its largest sources of revenue. The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledged that the Funds’ shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive such research, which is used in the management of the portfolios of each Fund.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. The Directors also considered the advisory fees and net total expenses of each Fund in comparison to the advisory fees and net total expenses of funds within each Fund’s Lipper Report peer group. The comparitive information showed that the Funds’ advisory fees and net total expenses generally compare well to those of other similar funds.

The extent to which economies of scale could be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that the Advisor could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rates charged by the Advisor with fee rates charged by other unaffiliated investment advisors to their clients. The Directors considered that the fee structure currently does not account for a sharing of economies of scale as the Funds’ assets increase. The Directors considered that each of the Funds’ assets had increased in the past year. The Directors noted that possible future economics of scale might accrue once the Funds’ assets increase further. The Directors concluded that the current fee structure is reasonable in view of the information provided by the Advisor.

ADVISORY AGREEMENTS (continued)

(unaudited)

Summary

Based on a review of all the factors that had been considered in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors that had been discussed as deemed relevant by the Directors. The Directors noted that they had based their decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-472-4266 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily net asset values (“NAV”) can be found on our website at www.strattonfunds.com. Ticker symbols for Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption/Exchange Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Funds have made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to their shareholders and, accordingly, a portion of each Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Funds may not be available until March. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis; however, it may declare and pay dividends more frequently. The Mid CapValue and Small CapValue Funds may declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased in non-retirement accounts through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-472-4266, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-472-4266, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their accounts on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery

Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account-related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account-related request.

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DIRECTORS

Gerald M. Van Horn, CFA, Chairman

Bernard A. Francis, Jr.

Brian G. Peirce

Lois Rothenberger

Frank Thomas

Joel H. Wilson

Harold L. Zuber, Jr.

OFFICERS

Andrew T. DiZio, CFA
President
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small Cap Value Fund

Lynne M. Cannon
Chief Compliance Officer &
Chief Financial Officer

Michelle A. Whalen
Assistant Vice President

Patricia L. Sloan
Secretary & Treasurer

**Formerly Stratton Multi-Cap Fund*

INVESTMENT ADVISOR

CUSTODIAN BANK

The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT & DIVIDEND PAYING AGENT

Stratton
MUTUAL FUNDS

Visit Stratton Mutual Funds at www.strattonfunds.com

D I R E C T O R S

Gerald M. Van Horn, CFA, Chairman

Lois Rothenberger

Joel H. Wilson

Bernard A. Francis, Jr.

Frank Thomas

Harold L. Zuber, Jr.

Brian G. Peirce

O F F I C E R S

Shawn M. Gallagher, CFA

Andrew T. DiZio, CFA

Gerald M. Van Horn, CFA

President

President

President

Stratton Mid Cap Value Fund*

Stratton Real Estate Fund

Stratton Small Cap Value Fund

Lynne M. Cannon

Michelle A. Whalen

Patricia L. Sloan

Chief Compliance Officer &

Assistant Vice President

Secretary & Treasurer

Chief Financial Officer

*Formerly Stratton Multi-Cap Fund

I N V E S T M E N T A D V I S O R

C U S T O D I A N B A N K

Stratton Management Company

The Bank of New York Mellon

150 South Warner Road, Suite 460

One Wall Street

King of Prussia, PA 19406

New York, NY 10286

T R A N S F E R A G E N T &

D I V I D E N D P A Y I N G A G E N T

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9801

Providence, RI 02940

Stratton

MUTUAL FUNDS

Visit Stratton Mutual Funds at www.strattonfunds.com

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stratton Mid Cap Value Fund, Inc. (formerly, Stratton Multi-Cap Fund, Inc.)

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	8/29/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	8/29/2013

By (Signature and Title)*	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer
(principal financial officer)

Date	8/29/2013

* Print the name and title of each signing officer under his or her signature.